UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2008

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana		70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 457-6220

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On October 28, 2008, GS Financial Corp. (the “Company”) reported its results of operations for the third quarter and nine months ended September 30, 2008.

For additional information, reference is made to the Company’s press release dated October 28, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.

Item 9.01     Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The registrant’s press release, dated October 28, 2008, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date: October 28, 2008	By:	/s/Stephen E. Wessel
Stephen E. Wessel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 28, 2008